EXHIBIT 99.1


     AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT THIS AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this "Amendment") is made as of June 30, 2003 and amends the Asset Purchase Agreement (the "Purchase Agreement"), dated as of February 7, 2003, by and among DANA CORPORATION, a Virginia corporation ("Dana"), AUTOMOTIVE CONTROLS CORP., a Connecticut corporation, BWD AUTOMOTIVE CORPORATION, a Delaware corporation ("BWD"), PACER INDUSTRIES, INC., a Missouri corporation, RISTANCE CORPORATION, an Indiana corporation ("Ristance"), ENGINE CONTROLS DISTRIBUTION SERVICES, INC., a Delaware corporation (each a "Seller" and, collectively, "Sellers"), and STANDARD MOTOR PRODUCTS, INC., a New York corporation ("Buyer"). Capitalized terms are used herein with the meanings assigned those terms in the Purchase Agreement.

                                    RECITAL:

                  A. The Parties wish to amend the Purchase Agreement as provided in this Amendment.

                  NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein, Sellers and Buyer hereby agree as follows:

     1. Lawson Consent.

                  (a) Buyer acknowledges that despite Sellers' performance of their obligations under Section 7.9(b) of the Purchase Agreement, Sellers have not been able to obtain consent for assignment to Buyer of the Non-Exclusive License Agreement and Project Order Agreement dated May 27, 1994 between Lawson Associates, Inc. and Echlin, Inc. ("Lawson Agreement").

                  (b) Buyer hereby waives, as a condition to Closing, obtaining consent for the assignment of the Lawson Agreement and, in consideration thereof, Sellers agree that any costs or expenses (including reasonable attorneys' fees), judgments, liens, liabilities, losses, claims and damages resulting from the absence of consent for assignment of the Lawson Agreement (including without limitation payments required in order to obtain a license to replace all or part of Seller's rights under the Lawson Agreement insofar as they relate to the EMG Business) shall be Damages and for purposes of the Purchase Agreement treated as though they resulted from a Retained Liability.

                  (c) Buyer and Sellers hereby confirm that their respective rights and obligations under Section 7.9(b) of the Purchase Agreement in respect of the Lawson Agreement and obtaining consent for its assignment shall continue to apply.

         2. Ristance and BWD Names. The definition of the Acquired Assets in the Purchase Agreement is hereby amended to include all of Sellers' right, title and interest in and to the names "Ristance" and "BWD Automotive." Buyer will, at its sole cost and expense, prepare for Sellers' review and approval and file with the appropriate offices all necessary amendments to BWD's and Ristance's certificates of incorporation, authority to do business and alternate names.

         3. Disclosure Schedules. The definition of the Disclosure Schedules is hereby amended to refer to the Disclosure Schedules as amended and restated as of the Closing Date and attached hereto as Exhibit 1. Buyer acknowledges that all of the amendments contained in the amended and restated Disclosure Schedules disclose New Facts of the type described in the second sentence of Section 13.11 of the Purchase Agreement.

         4. Certain Acquired Assets. The following representations are hereby added as a new Section 5.27 to the Purchase Agreement: The Acquired Assets do not include any Accounts Receivable, inventory or equipment owned by Dana. No Collateral Trigger (as referred to in the Third Omnibus Amendment, dated as of December 31, 2002, to the Receivables Purchase Agreement, dated as of March 29, 2001 and as amended through the date hereof, by and among Dana Asset Funding LLC, Citicorp North America, Inc., Dana and the other parties thereto) has occurred as of the date hereof.

         5. DCCC/DFL Leases. The following representation is hereby added as a new Section 5.28 to the Purchase Agreement: Sellers hereby represent and warrant that the economic terms of the lease schedules to the equipment and motor vehicle leases being assigned to Buyer pursuant to the Replacement Leases are the same as those provided to the EMG Business prior to Closing.

         6. Retained Liabilities. Sellers confirm that they will be solely responsible for performing or causing to be performed those repair obligations described in the letter dated June 12, 2003 from Prime Group Realty Trust to Mr. Steve Keller and written in reference to leased real property at 11045 Gage Avenue in Franklin Park, Illinois. As between Sellers and Buyer, the parties agree that all such repair obligations shall be Retained Liabilities.

         7. Nashville Racking. The Retained Assets shall include $2,100,000 worth of the Racking located at the Nashville facility and all references to retained Nashville racking in the Specified Accounting Principles and in the Disclosure Schedules are hereby amended accordingly.

         8. Estimated Purchase Price. Despite their dispute about whether the Estimated Closing Net Book Value Statement and the most recent financial statements delivered to Buyer pursuant to Section 7.17 of the Purchase Agreement have been prepared in accordance with the Specified Accounting Principles, Buyer and Sellers agree that the Estimated Purchase Price is $121,000,000. In light of their disputes, Buyer and Sellers confirm that the Agreement requires the Closing Net Book Value Statement to be prepared in accordance with the Specified Accounting Principles and that neither the most recent financial statements delivered to Buyer pursuant to Section 7.17 of the Purchase Agreement nor the discussions between Buyer and Sellers concerning the Estimated Purchase Price shall be deemed to have amended the Specified Accounting Principles.

         9. Interest on Purchase Price Adjustment. If the Purchase Price as determined from the Closing Net Book Value Statement exceeds the Purchase Price as determined from the Final Net Book Value Statement by more than $500,000 (the amount of such excess being referred to as the "Excess Price") then, in addition to their obligations, if any, under Section 3.3(h) of the Purchase Agreement, Sellers shall pay Buyer interest on the Excess Price at the rate of 10% per annum from the Closing Date, such payment to be made at the same time and in the same manner as cash payments are to be made in accordance with the terms of
Section 3.3(h) of the Purchase Agreement.

         10. Baan User Licenses. Of the total of 2,010 Concurrent User Licenses (as defined in Schedule A to that certain Software License and Support Agreement dated December 31, 1996, as amended, by and between Echlin Inc., as licensee, and Baan U.S.A., Inc., as licensor), 550 shall be Acquired Assets and 1460 shall be Retained Assets.

     11. Catalyst Consent.

                  (a) Buyer acknowledges that under the Transition Services Agreement, Seller will be providing maintenance and support for the Catalyst software in lieu of assigning to Buyer the maintenance support schedule to the Composite Agreement dated November 5, 1998 between Catalyst International, Inc. ("Catalyst") and Dana (together with the schedules thereto, the "Catalyst Agreement").

                  (b) Buyer hereby waives, as a condition to Closing, obtaining Catalyst's consent for the assignment of the maintenance support schedule of the Catalyst Agreement and, in consideration thereof, Sellers agree that if at any time from the Closing Date until October 31, 2003, Sellers cannot make available to the EMG Business maintenance support services under the Transition Services Agreement comparable to those services provided prior to the date hereof to the EMG Business under the Catalyst Agreement, then Sellers shall provide replacement services for Buyer from Catalyst or another supplier of maintenance services; provided that in no event shall Sellers be required to expend more than $196,000 to provide those replacement services.

     12. Oracle Consent.

                  (a) Buyer acknowledges that despite Sellers' performance of their obligations under Section 7.9(b) of the Purchase Agreement, Sellers have not been able to obtain consent for assignment to Buyer of the Oracle licenses included in the Acquired Assets. Buyer hereby waives, as a condition to Closing, obtaining consent for the assignment of the Oracle licenses and, in consideration thereof, Sellers agree that if the consent of Oracle for the assignment of the Oracle licenses is not obtained by October 31, 2003 or such earlier date upon which Sellers become unable to provide the EMG Business with use of the software licensed under the Oracle licenses due to the lack of Oracle's consent for assignment, then Sellers shall provide Buyer with replacement Oracle licenses; provided that in no event shall Sellers be required to expend more than $300,000 for such replacement licenses.

                  (b) Buyer and Sellers agree Sellers shall have no responsibility for obtaining consent for assignment of the licenses embedded in the Catalyst Agreement except as provided in Section 12(a) hereof.

         13. Borgwarner License. The following covenant is hereby added as a new
Section 7.26 to the Purchase Agreement: Buyer and Borgwarner Inc. are entering into a Trademark License Agreement dated as of July 1, 2003. Buyer agrees that it will not amend, modify or terminate Section 2.4 or Section 3.1 of that agreement without Dana's prior written consent.

         14. Incorporation into Purchase Agreement. The matters described in this Amendment are intended to have been incorporated into all appropriate sections of the Purchase Agreement and the Disclosure Schedules; e.g., any representations made in this Amendment will be deemed to have been added to
Section 5 or 6 of the Purchase Agreement, as the case may be; any covenant made in this Amendment will be deemed to have been added to Section 7 of the Purchase Agreement; and Buyer will not be deemed to be assuming any Acquired Contract to the extent that this Amendment describes or refers to Buyer's entering into a new Contract in lieu of such assignment.

         15. References to Purchase Agreement. All references to the Purchase Agreement in the Ancillary Agreements will be deemed to refer to the Purchase Agreement as amended by this Amendment.

         16. No Other Amendment. Except as expressly amended hereby, the Purchase Agreement shall remain in full force and effect.

                     (Signatures are on the following page.)

                  IN WITNESS WHEREOF, Buyer and Sellers have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

BUYER:

STANDARD MOTOR PRODUCTS, INC.


By:  /s/ James J. Burke
------------------------------------
Name:  James J. Burke
Title:  Vice President Finance, CFO

SELLERS:

DANA CORPORATION                           BWD AUTOMOTIVE CORPORATION


By:  /s/ A. Glenn Paton                    By:  /s/ A. Glenn Paton
------------------------------------       ------------------------------------
Name:  A. Glenn Paton                      Name:  A. Glenn Paton
Title:  Vice President and Treasurer       Title:  Vice President and Treasurer


AUTOMOTIVE CONTROLS CORP.                  RISTANCE CORPORATION


By:  /s/ A. Glenn Paton                    By:  /s/ A. Glenn Paton
------------------------------------       ------------------------------------
Name:  A. Glenn Paton                      Name:  A. Glenn Paton
Title:  Vice President and Treasurer       Title:  Vice President and Treasurer


PACER INDUSTRIES, INC.                     ENGINE CONTROLS DISTRIBUTION
                                           SERVICES, INC.

By:  /s/ A. Glenn Paton                    By:  /s/ A. Glenn Paton
------------------------------------       ------------------------------------
Name:  A. Glenn Paton                      Name:  A. Glenn Paton
                                           Title:  Vice President and Treasurer